Exhibit 99.1

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                               September 30, 1997

--------------------------------------------------------------------------------

                                                  Company's
                                                  Effective        #                              Net            % of
                                                   Property       Of          Percent        Rentable Area       Total
Property                                          Ownership    Buildings       Leased       (square feet)(1)   Ownership
--------                                          ---------    ---------       ------       ----------------   ---------
Consolidated Properties

SOUTHEAST REGION
Downtown Washington, D.C.:
International Square                                  100.0%       3            96.3%           1,018,383
1730 Pennsylvania Avenue                              100.0        1            99.3              229,292
2550 M Street                                         100.0        1           100.0              187,931
1775 Pennsylvania Avenue(3)                           100.0        1            99.1              143,981
900 19th Street                                       100.0        1            84.1              100,907
1747 Pennsylvania Avenue                               89.7        1            84.5              152,119
1255 23rd Street                                       75.0        1            98.9              304,538
2445 M Street                                          74.0        1            96.6              266,902

Suburban Washington, D.C.:
One Rock Spring Plaza(3)                              100.0        1           100.0              205,298
Tycon Courthouse                                      100.0        1            99.0              416,195
Three Ballston Plaza                                  100.0        1            99.1              302,875
Sunrise Corporate Center                              100.0        3            99.9              260,643
   (formerly Reston Quadrangle)
Parkway One                                           100.0        1           100.0               87,842

Suburban Atlanta:
Veridian                                              100.0       22            95.2              187,842
Glenridge                                             100.0        1            99.4               64,431
Century Springs West                                  100.0        1            96.7               94,766
Holcomb Place                                         100.0        1           100.0               72,823
DeKalb Tech                                           100.0        5            87.5              163,159
Midori                                                100.0        1            95.3               99,900
Crestwood                                             100.0        1            93.4               88,186
Parkwood                                              100.0        1            88.6              151,020
Lakewood                                              100.0        1            98.2               80,338
The Summit                                            100.0        1           100.0              178,382
Triangle Parkway                                      100.0        3           100.0               82,102
   (formerly Spalding Triangle II)
2400 Lake Park                                        100.0        1            98.2               99,580
680 Engineering                                       100.0        1           100.0               62,154
Embassy Row                                           100.0        3            99.1              465,858

Florida:
Peninsula Plaza                                       100.0        1            94.7              160,391
                                                                  --            ----              -------
   (formerly Lake Wyman Plaza)
         Southeast Region Subtotal                                61            96.9            5,727,838          32.5%

PACIFIC REGION
Orange County/Los Angeles California:
Scenic Business Park                                  100.0        4           100.0              138,141
Harbor Corporate Park                                 100.0        4            95.4              148,836
Plaza PacifiCare                                      100.0        1           100.0              104,377
Katella Corporate Center                              100.0        1            96.4               79,917
Warner Center                                        `100.0       12            99.0              342,866
Warner Premier                                        100.0        1           100.0               61,553
Westlake Corporate                                    100.0        2            92.0               71,419
Von Karman                                            100.0        1           100.0              103,713
South Coast Executive Center                          100.0        2            95.6              161,301

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
          Current Summary of Portfolio Operating Properties (Continued)
                               September 30, 1997

--------------------------------------------------------------------------------


                                                  Company's
                                                  Effective        #                              Net            % of
                                                   Property       Of           Percent       Rentable Area       Total
Property                                          Ownership    Buildings       Leased       (square feet)(1)   Ownership
--------                                          ---------    ---------       ------       ----------------   ---------
San Diego  California:
Del Mar Corporate Plaza                               100.0        2           100.0              123,142
Wateridge Pavilion                                    100.0        1           100.0               62,194
Lightspan                                             100.0        1           100.0               64,800

San Francisco Bay Area  California:
CarrAmerica Corporate Center                          100.0        6           100.0              949,281
   (formerly AT&T Center)
Sunnyvale Research Plaza                              100.0        3           100.0              126,000
Rio Robles                                            100.0        7           100.0              368,178
Valley Business Park II                               100.0        6           100.0              161,040
   (formerly San Jose Orchard
   Business Park - B)
Bayshore Centre                                       100.0        2           100.0              195,249
   (formerly Orchard Bayshore Center)
Rincon Centre                                         100.0        3           100.0              201,178
   (formerly Orchard Rincon Centre)
Valley Centre II                                      100.0        4           100.0              212,082
   (formerly Orchard Office Centre II)
Valley Office Centre                                  100.0        2            96.2               68,731
   (formerly Orchard Office Centre)
Valley Centre                                         100.0        2           100.0              102,291
   (formerly Orchard Centre)
Valley Business Park I                                100.0        2           100.0               67,784
   (formerly San Jose Orchard
   Business Park - A)
3745 North First Street                               100.0        1           100.0               67,582
Mission Plaza                                         100.0        2           100.0              102,687
North San Jose Technology Park                        100.0        4           100.0              299,233
   (formerly Fortran)
Foster City Technology Park                           100.0        2           100.0               66,869
150 River Oaks                                        100.0        1           100.0              100,024
San Mateo II & III                                    100.0        2            97.9              140,675
3571 North First Street                               100.0        1           100.0              116,000
Amador I/Riconada                                     100.0        3           100.0              134,476
Amador III                                            100.0        1           100.0               82,944
Amayo Center                                          100.0        2           100.0              104,741

Sacramento California:
1860 Howe Avenue                                      100.0        1            97.2               97,887
University Park                                       100.0        2            84.1              121,257
Capital Corporate Center                              100.0        5            93.5               94,670

Suburban Portland:
RadiSys                                               100.0        1           100.0               80,525

Suburban Seattle:
Redmond East                                          100.0       10            99.9              398,030
Willow Creek                                          100.0        1           100.0               96,179
   (formerly Data I/O)
Canyon Park Business Center                           100.0        6           100.0              246,565
                                                                 ---           -----              -------
         Pacific Region Subtotal                                 114            99.0            6,264,417          35.5%


CENTRAL REGION
Austin, Texas:
Norwood Tower                                         100.0        1            74.9              111,994
Littlefield Complex  (3)                              100.0        2            77.0              120,815
First State Bank Tower                                100.0        1            72.9              260,840
Great Hills Plaza                                     100.0        1           100.0              135,333
Balcones Center                                       100.0        1            83.5               75,761
Park North                                            100.0        2            66.3              132,923
The Settings                                          100.0        3            97.9              132,647

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
          Current Summary of Portfolio Operating Properties (Continued)
                               September 30, 1997

--------------------------------------------------------------------------------


                                                  Company's
                                                  Effective        #                              Net            % of
                                                   Property       Of           Percent       Rentable Area       Total
Property                                          Ownership    Buildings       Leased       (square feet)(1)   Ownership
--------                                          ---------    ---------       ------       ----------------   ---------
Suburban Chicago:
Parkway North                                         100.0        2            95.5              508,749
Unisys                                                100.0        2            95.2              355,331
The Crossings                                         100.0        2            98.6              296,624
Bannockburn I & II                                    100.0        2            98.7              209,860
Bannockburn IV                                        100.0        1            98.7              108,470
Summit Oaks                                           100.0        1            89.8               91,601

Suburban Dallas:
Greyhound                                             100.0        1           100.0               92,890
Search Plaza                                          100.0        1            94.5              151,048
Quorum North                                          100.0        1            80.2              117,790
Two Mission Park                                      100.0        1            89.1               76,933
Quorum Place                                          100.0        1            91.0              176,562
Cedar Maple                                           100.0        3            96.1              112,176
Tollhill East & West                                  100.0        2            87.0              237,709
                                                                  --            ----              -------
         Central Region Subtotal                                  31            90.4            3,506,056          19.9%


MOUNTAIN REGION
Southeast Denver:
Harlequin Plaza                                       100.0        2            96.2              327,711
Quebec Court I & II                                   100.0        2           100.0              285,829
The Quorum                                            100.0        2            95.6              123,895
Greenwood Center                                      100.0        1            97.1               75,866
Quebec Center                                         100.0        3            96.1              106,849
Panorama Corporate Center I                           100.0        1            98.7              100,542
JD Edwards                                            100.0        1           100.0              189,087

Salt Lake City:
Sorenson Research Park                                100.0        5           100.0              285,144
Draper Park North                                     100.0        3           100.0              178,098

Suburban Phoenix:
Camelback Lakes                                       100.0        2            98.2              200,489
Highland Park                                         100.0        1            95.9               77,932
Pointe Corridor IV                                    100.0        1            92.8              178,373
                                                                 ---            ----              -------
         Mountain Region Subtotal                                 24            97.9            2,129,815          12.1%
                                                                 ---            ----            ---------          ----

TOTAL CONSOLIDATED PROPERTIES:                                   230            96.5%          17,628,126         100.0%
                                                                 ===            ====           ==========         =====


----------------
(1)  Property was sold for $25.6 million on October 1, 1997.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            1997 Development Activity

--------------------------------------------------------------------------------

($ In Thousands)

                                                                                           In Place  Estimated    Current
  Property Under Construction @                           Square               Completion    Dev.    Remaining   Stabilized    Lease
     September 30, 1997(1)              Market            Feet    Start Date     Date       Costs      Costs       Return        %
     ---------------------              ------            ----    ----------     ----       -----      -----       ------      -----
Pacific Region:
   Baytech Business Park
     (Formerly Baytech Center)    San Francisco Bay Area  300,000     1Q'97       4Q'97     $28,002   $10,561       12.7%       100%
   RadiSys                        Suburban Portland        46,000     2Q'97       4Q'97       3,685     2,166       10.4        100
   Redmond Hilltop                Suburban Seattle         95,000     2Q'97       4Q'97       6,851     4,429       10.2         46
   Oakmead West                   San Francisco Bay       426,000     3Q'97       3Q'98      25,575    40,197       10.9        100
                                  Area
   Willow Creek
     (Formerly Data I/O)          Suburban Seattle        281,000     3Q'97       3Q'98       8,030    28,662       10.1         36
Mountain Region:
   Panorama Corporate Center II   Southeast Denver        101,000     3Q'96       4Q'97       9,560     2,296       10.5         80
   Panorama Corporate Center III  Southeast Denver        137,000     2Q'97       1Q'98       5,803    11,329       10.1        100
   Gateway Plaza                  Suburban Phoenix        137,000     3Q'97       2Q'98       4,422    12,512       10.3          0
Central Region:
   City View Centre               Austin, Texas           129,000     1Q'97       4Q'97      10,925     7,317       10.3        100
   Riata Building 4               Austin, Texas            92,000     3Q'97       1Q'98       4,634     6,548       10.3         81
   Riata Building 5               Austin Texas             92,000     3Q'97       2Q'98       2,037     9,145       10.3         71
   Tollway I & II                 Suburban Dallas         357,000     3Q'97       3Q'98       4,973    48,471       10.4         28
Southeast Region:
   Spalding Ridge                 Suburban Atlanta        128,000     4Q'96       4Q'97      14,825       662        9.5         84
                                                        ---------                         ---------  --------      -----        ---
     Total/Weighted Average                             2,321,000                          $129,322  $184,295       10.7%        69%
                                                        =========                         =========  ========      =====        ===

 Notes:

(1) Excludes the ASIS development project in Washington, D.C. which the Company is developing to sell.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Land Held For Future Development Summary
                            As of September 30, 1997

--------------------------------------------------------------------------------


                                                                                      Owned or Controlled Land
                                                                                    -----------------------------
                                                                                                     Buildable
                                                                                                       Square
Region/Property                                             Market                     Acres          Footage
-------------------------------------------    ----------------------------------   ------------    -------------
Pacific Region:
   Willow Creek Corporate Center
     (formerly Data I/O)                       Suburban Seattle                          3               44,000
   Eastgate Technology Park                    San Diego                                 8              181,000
   Canyon Park                                 Suburban Seattle                         11              234,000
                                                                                    ------------    -------------
     Subtotal                                                                           22              459,000

Mountain Region:
   Panorama Corporate
Center IV-VII                                  Southeast Denver                         28              462,000
   Gateway Plaza                               Suburban Phoenix                          3              120,000
   Draper Park North                           Suburban Salt Lake City                   9              120,000
   Sorenson Research Park                      Suburban Salt Lake City                   8              122,000
   Quorum                                      Southeast Denver                          9              100,000
                                                                                    ------------    -------------
     Subtotal                                                                           57              924,000

Central Region:
   Mopac at Braker
     (formerly Aubrey Smith)                   Austin, Texas                            22              750,000
   Riata                                       Austin, Texas                            38              559,000
   Parkway North                               Suburban Chicago                         30              711,000
   Cedar Maple                                 Suburban Dallas                           1               38,000
   Royal Ridge                                 Suburban Dallas                          19              250,000
   Tollway Plaza III                           Suburban Dallas                           4              134,000
                                                                                    ------------    -------------
     Subtotal                                                                          114            2,442,000

Southeast Region:
   Embassy Row                                 Suburban Atlanta                         11              196,000
   Peninsula Executive Center
     (formerly Glades Site)                    Florida                                   6              188,000
   Pennisula Corporate Center
     (formerly Knight Site)                    Florida                                  62              388,000
   1201 F Street                               Downtown Washington, DC                   1              221,000
   Preston Ridge                               Suburban Atlanta                         14               96,000
                                                                                    ------------    -------------
     Subtotal                                                                           94            1,089,000
                                                                                    ------------    -------------
         Total                                                                         287            4,914,000
                                                                                    ============    =============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios

--------------------------------------------------------------------------------



  Financial Position Ratios:                            September 30,       December 31,
                                                            1997                1996
                                                      ------------------  ----------------
  Total Debt / Total Capitalization (Book Value)            39.6%              43.9%
  Total Debt / Total Capitalization (Market)                28.4%              30.5%




  Operating Ratios:                           Three Months Ended               Nine Months Ended
                                                September 30,                    September 30,
                                         -----------------------------   ----------------------------
                                            1997            1996             1997            1996
                                            ----            ----             ----            ----
  Interest Coverage (1)                     3.93X           3.64X            4.00X           3.09X

  FFO Payout Ratio (2)                      72.9%           82.5%            75.4%           82.0%

  G & A as a % of Revenue                    5.6%            8.7%             6.3%            9.7%



 NOTES:

(1) Calculated as EBITDA before minority interests allocation divided by interest expense for the period.

(2) Dividends paid per common share divided by FFO per share.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data

--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at September 30, 1997 and December 31, 1996, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the three and nine month periods ended September 30, 1997 and 1996. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future. For purposes of determining CarrAmerica Realty Corporation's share of its operating partnerships' funds from operations, the non-dividend paying Units have been excluded from the calculation.



(in thousands)                                             CarrAmerica Realty
                                     CarrAmerica Realty    Corporation Series A        Dividend            Non-Dividend
                                     Corporation Common      Preferred Shares        Paying Units          Paying Units
                                     Shares Outstanding      Outstanding(a)        Outstanding(b)        Outstanding(b)
                                     ------------------    --------------------    --------------        --------------
Outstanding as of:
    September 30, 1997                     58,169                   780                  5,453                  540
    December 31, 1996                      43,789                 1,740                  4,940                  540
                                           ======                 =====                  =====                  ===

Weighted average for the three
    months ended September 30:
    1997                                   57,834                 1,041                  5,460                  540
    1996                                   33,570                    --                  4,191                1,020
    ====                                   ======                 =====                  =====                  ===


Weighted average for the nine
    months ended September 30:
    1997                                   53,689                 1,505                  5,279                  540
    1996                                   22,902                    --                  4,049                  786
    ====                                   ======                 =====                  =====                  ===




Notes:

(a) Series A Preferred Shares are convertible into common shares on a one-for-one basis.
(b) Operating Partnership Units are convertible into common shares on a one-for-one basis.
(c) The Company has 8.0 million shares of Series B Cumulative Redeemable Preferred stock outstanding which are not included in the table above.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
                               September 30, 1997

--------------------------------------------------------------------------------

($ In thousands)


  MORTGAGES PAYABLE:

  Property Encumbered                         Interest Rate        Principal Balance     Maturity Date
  -------------------                      -------------------   -------------------  -----------------
  Note 1                                           8.80%             $  93,500              2/1/03
  Note 1                                           7.75                 40,000              2/1/03
  Note 2                                           7.55                 40,000              2/1/03
  Note 2                                           8.00                 10,000              2/1/03
  900 19th Street                                  8.25                 16,759             7/15/19 (5)
  1747 Pennsylvania Avenue                         9.50                 15,422             7/10/17 (6)
  2445 M Street                                    8.90                 37,201              6/1/02
  1775 Pennsylvania Avenue                         7.50                  6,271              2/1/99
  Redmond East                                     8.38                 27,804              1/1/06
  Warner Center                                    7.40                 26,000             12/1/00
  First State Bank Tower                           7.38                  9,508              3/1/99
  Parkway North I                                  7.96                 29,250             12/1/03
  Note 3                                           8.25                 40,487            12/10/01
  Note 4                                           7.20                 21,607              1/1/06
  South Coast Executive                            9.01                 10,257             5/31/99
  Quorum North                                     8.27                  6,687             12/1/01
  Quorum Place                                     6.99                  7,750            11/15/00
  Wateridge Pavilion                               8.25                  3,541             11/1/06
  Bannockburn I & II                               9.52                 20,731             8/31/01
  RadiSys                                          5.00                    926            12/31/97
  Sorenson Research Park                           7.75                  2,775              7/1/11
  Sorenson Research Park                           8.88                  1,691              5/1/17
  Draper Park North                                8.15                 12,891              1/2/07
                                                   ----                -------
                                                   8.25%            $  481,058
                                                   ====                =======

  UNSECURED INDEBTEDNESS:


                                            Interest Rate        Amount Outstanding       Maturity
                                            --------------      -------------------       --------

  Senior Unsecured Notes                               7.20%        $ 150,000              7/01/04
  Senior Unsecured Notes                              7.375%          125,000              7/01/07
  Unsecured Line of credit (7)                Libor + 1.000%          147,000              9/14/00
                                                                    ---------
                                                                    $ 422,000
                                                                    =========

NOTES:

Note 1: This note is secured by the following properties: International Square, 1730 Pennsylvania Avenue, 1255 23rd Street.
Note 2:  This note is secured by the International Square Land.
Note 3:  This note is secured by the following properties: Valley Business
         Park (formerly San Jose Orchard Business Park-A), Valley Centre (formerly Orchard Office Centre), Valley Centre II (formerly Orchard Centre II), Rincon Centre (formerly Orchard Rincon Centre), & Bayshore Centre (formerly Orchard Bayshore Centre).
Note 4: This note is secured by the following properties: Century Springs West, Glenridge, Crestwood, Lakewood & Parkwood.
Note 5: Note is callable by the lender after July 1, 2004. The estimated principal balance at July 1, 2004 will be $14,262,000.
Note 6: Note is callable by the lender after June 30, 2002. The estimated principal balance at June 30, 2002 will be 13,840,000.
Note 7:  Revolving line of credit with a total commitment of $450 million.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                             Lease Rollover Schedule
                               September 30, 1997

--------------------------------------------------------------------------------

                                                    Current     YTD Avg.       Vacant
Region / Market                       Square Feet  Occupancy    Occupancy       S.F.       1997       1998       1999       2000
---------------                       -----------  ---------    ---------       ----       ----       ----       ----       ----
PACIFIC REGION:
Portland Market                            80,525    100.0%       100.0%            -          -           -         -          -
Seattle Market                            740,774     99.9%        99.8%          506     63,922      91,002   118,013    136,864
San Francisco Bay Area                  3,667,045     99.8%        99.1%        5,526    558,293     568,988   302,342    580,453
Sacramento                                313,814     91.0%        91.0%       28,154     16,201     171,651    16,596     11,677
San Diego                                 250,136    100.0%       100.0%            -          -           -     2,086          -
Orange County / Los Angeles             1,212,123     97.9%        95.4%       25,879     59,459     132,461   146,665    304,101

MOUNTAIN REGION:
Denver Market                           1,209,779     97.9%        96.3%       25,494     32,137     127,928   135,689     64,875
Phoenix Market                            456,794     95.7%        94.8%       19,667     71,966      74,181    46,645     54,054
Salt Lake City Market                     463,242    100.0%        93.0%            -          -      64,370    55,892          -

CENTRAL REGION:
Chicago Market                          1,570,635     96.3%        94.6%       57,813    138,722     255,020   174,136    305,881
Dallas Market                             965,108     90.5%        89.9%       91,239     58,120     107,625   129,389    153,526
Austin Market                             970,313     80.7%        81.6%      186,808     40,271     172,827    70,049     88,396

SOUTHEAST REGION:
Washington, D.C. Market:
     Downtown Properties                2,404,053     96.1%        94.6%       92,840    159,530     311,762   152,462    110,013
     Suburban Properties                1,272,853     99.4%        98.8%        7,400      1,961      48,647   190,324     76,831
Atlanta Market                          1,890,541     96.4%        96.5%       68,062    277,750     455,516   267,124    310,283
Florida Market                            160,391     94.7%        97.4%        8,559     12,786      22,838    25,169     42,430
                                      -----------     -----        -----      -------  ---------   ---------  --------  ---------
Totals                                17,628,126      96.5%        95.4%      617,947  1,491,118   2,604,816 1,832,581  2,239,384
                                      ===========     =====        =====      =======  =========   =========  ========= =========




                                                                 2004
                                                                   &
Region / Market                   2001       2002      2003    Thereafter
---------------                   ----       ----      ----    ----------

PACIFIC REGION:
Portland Market                       -          -         -      80,525
Seattle Market                   33,555      1,283    73,200     222,429
San Francisco Bay Area          500,413    413,242   264,288     473,500
Sacramento                       21,940     14,531    32,096         968
San Diego                        56,441          -   180,721      10,888
Orange County / Los Angeles     140,767    144,754   119,212     138,825

MOUNTAIN REGION:
Denver Market                   438,696     29,675    95,809     259,476
Phoenix Market                   46,330     26,186         -     117,765
Salt Lake City Market            90,251    116,622    59,218      76,889

CENTRAL REGION:
Chicago Market                  226,063    153,300    91,797     167,903
Dallas Market                   115,024     82,958    68,142     159,085
Austin Market                    77,999    190,192    34,203     109,568

SOUTHEAST REGION:
Washington, D.C. Market:
     Downtown Properties         26,300    302,120    78,294   1,170,732
     Suburban Properties        187,973    155,126   134,003     470,588
Atlanta Market                  216,129    137,066    80,573      78,038
Florida Market                   34,339      3,226    11,044           -
                              ---------  --------- ---------   ---------
Totals                        2,212,220  1,770,281 1,322,600   3,537,179
                              =========  ========= =========   =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            1997 Acquisition Summary

--------------------------------------------------------------------------------

($ In Millions)

                                       Month                       %
                                        of         Purchase     Currently     # of        Square
Region/Market Property              Acquisition     Price        Leased     Properties     Feet
----------------------              -----------     -----        ------     ----------     ----
SOUTHEAST REGION
Suburban Atlanta
     2400 Lake Park                   April        $   7.4          98%         1         99,580
     680 Engineering Drive            April            4.3         100%         1         62,154
     Embassy Row                      April           45.9         100%         3        465,858
PACIFIC REGION
San Francisco Bay Area
     3745 North First Street         February          8.2         100%         1         67,582
     Mission Plaza                    March           10.3         100%         2        102,687
     North San Jose
      Technology Park                 March           30.8         100%         4        299,233
       (formerly Fortran)
     Foster City Technology            May             9.7         100%         2         66,869
      Center
     150 River Oaks                    May            15.1         100%         1        100,024
     San Mateo Center II & III         July           25.3        97.9%         2        140,675
     3571 North First Street           July           15.1         100%         1        116,000
     Amador I / Rinconada             August          11.0         100%         2        134,476
     Amador III                       August          10.5         100%         1         82,944
     Arroyo Center                    August          11.5         100%         3        104,741
Sacramento
     1860 Howe Avenue Place           August          11.7        97.2%         1         97,887
     University Park                  August          13.4        84.1%         2        121,257
     Capital Corporate Center         August           9.1        93.5%         5         94,670
Orange County / Los Angeles
     Warner Premier                  January           9.5         100%         1         61,553
     Westlake Corporate                May             6.1          91%         2         71,419
      Center
     Von Karman                        July           16.2         100%         1        103,713
San Diego
     Wateridge Pavilion               March            6.4         100%         1         62,194
     Lightspan                         July            7.8         100%         1         64,800
Suburban Portland
     Radisys Corporate                March            8.9         100%         1         80,525
      Headquarters
Suburban Seattle
     Willow Creek
      (formerly Data I/O)              May             8.7         100%         1         96,179
     Canyon Park                       June           31.2         100%         6        246,565

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            1997 Acquisition Summary

--------------------------------------------------------------------------------

($ In Millions)

                                       Month                       %
                                        of         Purchase     Currently     # of        Square
Region/Market Property              Acquisition     Price        Leased     Properties     Feet
----------------------              -----------     -----        ------     ----------     ----
CENTRAL REGION
Suburban Chicago
     The Crossings                   January          40.1        100%          2          296,624
     Bannockburn Lake Office          March           27.4         99%          2          209,860
          Plaza I & II
     Bannockburn IV                    June           14.3         84%          1          108,470
     Summit Oaks                       June            8.4         93%          1           91,601
Suburban Dallas
     Cedar Maple Plaza               January          12.7         92%          3          112,176
     Quorum North                   February          10.6         81%          1          117,790
     Quorum Place                     March           16.3         81%          1          176,562
     Tollhill East & West             April           21.7         87%          2          237,709
     Two Mission Plaza                 July            5.1         89%          1           76,933
MOUNTAIN REGION
Suburban Salt Lake City
     Sorenson Research Park           April           28.1        100%          5          285,144
     Draper Park North                 June           18.7        100%          3          178,098
Suburban Phoenix
     Highland Park                     May             7.6        100%          1           77,932
                                                    ------        ---          --        ---------
          Total/Weighted Average                  $  545.1         97%         69        4,912,484

                                                  ========        ===          ==        =========